Morgan Stanley Limited Duration U.S. Treasury Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002

Dear Shareholder:

This semiannual report to shareholders covers the six-month period ended November 30, 2002. At the beginning of the period, analysts were scaling back their forecasts for economic growth, and concerns were growing about a number of corporations admitting to a range of managerial lapses, including accounting fraud. The evidence of slower economic growth was mixed. Initial unemployment claims had already crested and were falling. In contrast, industrial production had bottomed in the wake of the September 11, 2001, terrorist attacks and had increased each month since December. Despite the absence of conclusive evidence for a slowing economy, concerns were sufficient to cause interest rates to drop from their March highs.

As evidence of economic softness and corporate concerns combined to undermine investor confidence, the pattern of declining interest rates on U.S. Treasury securities continued. There were some relatively spectacular moments, such as WorldCom's first announcement of fraudulent accounting. More typically there was an attrition in confidence, as disappointing news seemed to dominate. For example, the two-year Treasury yield fell during 15 of the first 18 weeks of the period. The declines tended to be small, but the cumulative decline from 3.20 percent to 1.67 percent was substantial. During the last eight weeks the severity of corporate announcements seemed to abate, and data often matched or exceeded investors' reduced expectations. This provided scope for a modest rise in Treasury rates to 2.06 percent for the two-year note at the end of the period. During the latter part of the period a cut in the federal funds rate from 1.75 percent to 1.25 percent signaled the Fed's commitment to dispelling any lingering weakness.

Performance and Portfolio Strategy

For the six-month period ended November 30, 2002, the Fund returned 2.43 percent versus 3.31 percent for the Lehman Brothers U.S. Government Index (1-3 Year).* The Fund, which invests in Treasury securities, benefited from slower economic growth and a declining-interest-rate environment. Diminished confidence in corporate securities also tended to spur investments in Treasuries and other government securities.

During the period, the interest-rate sensitivity of the Fund was reduced as interest rates fell to levels inconsistent with an eventual return to normal economic growth. Although this helped mitigate the adverse effect of rising interest rates during the last eight weeks of the review period, the net effect was to reduce the benefit to investors from falling interest rates during the first part

---------------------
*The Lehman Brothers U.S. Government Index (1-3 Year) is a subindex of the
 Lehman Brothers U.S. Government Index and comprises U.S. agency and Treasury securities with maturities of one to three years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Limited Duration U.S. Treasury Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002 continued

of the period. In addition, although investing exclusively in Treasury securities is tax efficient for many shareholders, it does result in a modest yield handicap relative to the Fund's benchmark.

At the end of the fiscal year the Fund was fully invested in Treasuries, as mandated by its prospectus, with a weighted-average modified duration of approximately 0.98 years compared with 1.65 years for the Lehman Index.

Looking Ahead

We believe that the economic recovery will regain momentum during the months ahead but that inflation will stay at acceptable levels. Such a scenario would likely create upward pressure for the federal funds rate. Although this could adversely affect the performance of the Fund, the shortening of the Fund's duration is expected to limit the effects of a rise in rates on the Fund's net asset value. As always, adjustments to the Fund's maturity and portfolio composition will be made as conditions warrant and opportunities become available.

We appreciate your ongoing support of Morgan Stanley Limited Duration U.S. Treasury Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

Morgan Stanley Limited Duration U.S. Treasury Trust
FUND PERFORMANCE - NOVEMBER 30, 2002

AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED NOVEMBER 30, 2002
--------------------------------------------------------------
1 Year                                         3.61%(1)
5 Years                                        5.35%(1)
10 Years                                       5.02%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

---------------------

(1)  Figure shown assumes reinvestment of all distributions.
     There is no sales charge.

Morgan Stanley Limited Duration U.S. Treasury Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED)

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE       VALUE
-----------------------------------------------------------------------------------------------
            U.S. Government Obligations (78.2%)
            U.S. Treasury Bond (15.2%)
$135,000    05/31/04....................................................   3.25%   $137,874,015
                                                                                   ------------
            U.S. Treasury Notes (63.0%)
  52,000    06/30/04....................................................   2.875     52,818,584
  40,000    11/30/03 - 01/31/04.........................................   3.00      40,619,355
   5,000    12/31/03....................................................   3.25       5,090,625
  50,500    03/31/03....................................................   4.25      51,005,000
  87,800    02/15/04....................................................   4.75      91,092,500
 174,500    08/15/03....................................................   5.75     179,796,424
  15,000    08/15/04....................................................   6.00      16,025,970
 106,000    08/15/04....................................................   7.25     115,482,018
  16,050    11/15/04....................................................   7.875     17,828,035
                                                                                   ------------
                                                                                    569,758,511
                                                                                   ------------
            Total U.S. Government Obligations
            (Cost $703,586,566).................................................    707,632,526
                                                                                   ------------
            Short-Term Investments (a) (20.4%)
            U.S. Government Obligations
            U.S. Treasury Bills
  43,300    01/02/03 - 01/30/03.........................................   1.18      43,242,085
   1,000    12/26/02....................................................   1.23         999,108
  58,800    12/26/02 - 01/02/03.........................................   1.54      58,719,629
   4,600    12/26/02....................................................   1.55       4,594,850
     400    12/19/02....................................................   1.57         399,669
  11,200    12/26/02....................................................   1.59      11,187,098
  35,400    01/16/03....................................................   1.62      35,325,129
  30,700    02/20/03....................................................   1.63      30,588,798
                                                                                   ------------
            Total Short-Term Investments (Cost $185,068,064)....................    185,056,366
                                                                                   ------------
            Total Investments (Cost $888,654,630) (b)...................  98.6%     892,688,892
            Other Assets in Excess of Liabilities.......................  1.4        12,932,717
                                                                          ------   ------------
            Net Assets..................................................  100.0%   $905,621,609
                                                                          ======   ============

---------------------

    (a) Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
    (b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $4,190,496 and the aggregate gross unrealized depreciation is $156,234, resulting in net unrealized appreciation of $4,034,262.

                       See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Treasury Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
November 30, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $888,654,630)...............  $892,688,892
Cash................................       157,280
Receivable for:
    Interest........................    10,572,870
    Shares of beneficial interest
      sold..........................     3,646,309
Prepaid expenses....................        55,421
                                      ------------
    Total Assets....................   907,120,772
                                      ------------
Liabilities:
Payable for:
    Shares of beneficial interest
      redeemed......................       653,379
    Distribution fee................       259,198
    Investment management fee.......       259,198
    Dividends to shareholders.......       203,192
Accrued expenses....................       124,196
                                      ------------
    Total Liabilities...............     1,499,163
                                      ------------
    Net Assets......................  $905,621,609
                                      ============
Composition of Net Assets:
Paid-in-capital.....................  $925,348,957
Net unrealized appreciation.........     4,034,262
Dividends in excess of net
  investment income.................   (12,920,520)
Accumulated net realized loss.......   (10,841,090)
                                      ------------
    Net Assets......................  $905,621,609
                                      ============
Net Asset Value Per Share,
  90,950,235 shares outstanding
  (unlimited shares authorized of
  $.01 par value)...................         $9.96
                                      ============

Statement of Operations
For the six months ended November 30, 2002
(unaudited)

Net Investment Income:

Interest Income......................  $ 9,094,848
                                       -----------
Expenses
Distribution fee.....................    1,292,308
Investment management fee............    1,292,308
Transfer agent fees and expenses.....      223,153
Registration fees....................      100,277
Professional fees....................       40,102
Shareholder reports and notices......       23,270
Trustees' fees and expenses..........        7,947
Custodian fees.......................        6,523
Other................................        8,364
                                       -----------
    Total Expenses...................    2,994,252
Less: expense offset.................       (1,877)
                                       -----------
    Net Expenses.....................    2,992,375
                                       -----------
    Net Investment Income............    6,102,473
                                       -----------
Net Realized and Unrealized Gain:
Net realized gain....................    7,047,964
Net change in unrealized
  appreciation.......................    2,004,427
                                       -----------
    Net Gain.........................    9,052,391
                                       -----------
Net Increase.........................  $15,154,864
                                       ===========

                       See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Treasury Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX        FOR THE YEAR
                                                               MONTHS ENDED          ENDED
                                                              NOVEMBER 30, 2002   MAY 31, 2002
                                                                ------------      ------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................    $  6,102,473      $ 11,505,667
Net realized gain...........................................       7,047,964         5,979,448
Net change in unrealized appreciation.......................       2,004,427           833,469
                                                                ------------      ------------
    Net Increase............................................      15,154,864        18,318,584

Dividends to shareholders from net investment income........     (13,560,993)      (21,061,083)
Net increase from transactions in shares of beneficial
  interest..................................................     355,753,310       242,820,165
                                                                ------------      ------------

    Net Increase............................................     357,347,181       240,077,666
Net Assets:
Beginning of period.........................................     548,274,428       308,196,762
                                                                ------------      ------------
End of Period
(Including dividends in excess of net investment income of
$12,920,520 and $5,462,000, respectively)...................    $905,621,609      $548,274,428
                                                                ============      ============

                       See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Treasury Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Limited Duration U.S. Treasury Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

A. Valuation of Investments -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital

Morgan Stanley Limited Duration U.S. Treasury Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended November 30, 2002, the distribution fee was accrued at the annual rate of 0.35%.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended November 30, 2002 aggregated $688,349,665 and $491,227,092, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 2002, the Fund had transfer agent fees and expenses payable of approximately $1,700.

Morgan Stanley Limited Duration U.S. Treasury Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended November 30, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,334. At November 30, 2002, the Fund had an accrued pension liability of $53,002 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                          FOR THE SIX                  FOR THE YEAR
                                                          MONTHS ENDED                    ENDED
                                                       NOVEMBER 30, 2002               MAY 31, 2002
                                                   --------------------------   --------------------------
                                                          (unaudited)
                                                     SHARES         AMOUNT        SHARES         AMOUNT
                                                   -----------   ------------   -----------   ------------
Sold.............................................   60,616,532   $604,886,388    70,301,771   $700,442,174
Issued in reinvestment of dividends..............      956,229      9,540,724     1,453,115     14,474,442
                                                   -----------   ------------   -----------   ------------
                                                    61,572,761    614,427,112    71,754,886    714,916,616
Redeemed.........................................  (25,929,097)  (258,673,802)  (47,381,249)  (472,096,451)
                                                   -----------   ------------   -----------   ------------
Net increase.....................................   35,643,664   $355,753,310    24,373,637   $242,820,165
                                                   ===========   ============   ===========   ============

6. Federal Income Tax Status

At May 31, 2002, the Fund had a net capital loss carryover of approximately $17,151,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

                   AMOUNT IN THOUSANDS
----------------------------------------------------------
        2003             2004    2005   2006   2007   2008
---------------------   ------   ----   ----   ----   ----
       $9,418           $6,271   $333   $246   $22    $861
       ======           ======   ====   ====   ===    ====

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $738,000 during fiscal 2002.

As of May 31, 2002, the Fund had temporary book\tax differences primarily attributable to post-October losses and book amortization of premiums on debt securities.

Morgan Stanley Limited Duration U.S. Treasury Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

Morgan Stanley Limited Duration U.S. Treasury Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                FOR THE SIX                   FOR THE YEAR ENDED MAY 31
                                               MONTHS ENDED      ----------------------------------------------------
                                             NOVEMBER 30, 2002     2002       2001       2000       1999       1998
                                             -----------------   --------   --------   --------   --------   --------
                                                (unaudited)
Selected Per Share Data:

Net asset value, beginning of period.......        $ 9.91         $  9.96    $  9.66    $  9.90    $  9.96    $  9.85
                                                   ------         -------    -------    -------    -------    -------

Income (loss) from investment operations:
    Net investment income..................          0.25          0.39(4)      0.56       0.51       0.50       0.53
    Net realized and unrealized gain
      (loss)...............................         (0.01)         0.10(4)      0.30      (0.24)     (0.06)      0.11
                                                   ------         -------    -------    -------    -------    -------

Total income from investment operations....          0.24            0.49       0.86       0.27       0.44       0.64
                                                   ------         -------    -------    -------    -------    -------

Less dividends from net investment
  income...................................         (0.19)          (0.54)     (0.56)     (0.51)     (0.50)     (0.53)
                                                   ------         -------    -------    -------    -------    -------

Net asset value, end of period.............        $ 9.96         $  9.91    $  9.96    $  9.66    $  9.90    $  9.96
                                                   ======         =======    =======    =======    =======    =======

Total Return+..............................          2.43%(1)        5.02%      9.12%      2.83%      4.50%      6.68%

Ratios to Average Net Assets:
Expenses...................................          0.81%(2)        0.70%      0.74%      0.80%(3)     0.80%     0.82%

Net investment income......................          1.65%(2)        2.87%(4)     5.66%     5.25%     4.95%      5.30%

Supplemental Data:
Net assets, end of period, in thousands....      $905,622        $548,274   $308,197   $267,933   $313,059   $241,025

Portfolio turnover rate....................            84%(1)          77%       236%       255%       164%        95%

---------------------

     + Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%
    (4) Effective June 1, 2002, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
         Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended May 31, 2002 was to decrease net investment income per share by $0.24; increase net realized and unrealized gain or loss per share by $0.24 and decrease the ratio of net investment income to average net assets by 2.38%. The
         Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

[MORGAN STANLEY LOGO]

SemiAnnual Report
November 30, 2002

38575RPT-9411L02-AP-12/02

SEMIANNUAL REPORT
NOVEMBER 30, 2002